UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

Astec Industries, Inc.
 (Exact name of registrant as specified in its charter)

Tennessee	001-11595	62-0873631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Shepherd Road
Chattanooga, Tennessee 37421
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (423) 899-5898

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

Astec Industries, Inc. (the Company) held its Annual Meeting of Shareholders on April 25, 2013.  The following is a summary of the matters voted on at the meeting:

(a)  The results of the voting for the election of three directors in Class III to each serve a three-year term were as follows:

	For	Withheld	Broker Non-Votes
James D. Brock	19,241,838	1,098,544	1,562,820
W. Norman Smith	18,909,456	1,430,926	1,562,820
William B. Sansom	18,869,595	1,470,787	1,562,820
Benjamin G. Brock	19,657,584	682,798	1,562,820

(b)  The results of the voting on a non-binding resolution to approve the compensation of the Company’s executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,006,382	797,336	536,664	1,562,820

(c)  The results of the voting for the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2013 were as follows:

Votes For	Votes Against	Abstain
21,859,937	37,746	5,519

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2013	ASTEC INDUSTRIES, INC.
By:/s/ David C. Silvious David C. Silvious Chief Financial Officer and Treasurer (Principal Financial Officer)